Consolidated Statement of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
OPERATING EXPENSES:
Research and development	$ 76,149	$ 47,043	$ 34,191
General and administrative	26,300	16,601	6,790
Total operating expenses	102,449	63,644	40,981
LOSS FROM OPERATIONS:	(102,449)	(63,644)	(40,981)
OTHER INCOME, NET:
Other expense, net	(9,288)	(793)	(390)
Interest income, net	275	74	(151)
Benefit from R&D tax credit	15,269	10,595	8,266
Total other income, net	6,256	9,876	7,725
Loss before income taxes	(96,193)	(53,768)	(33,256)
Income tax expense	(129)	(141)	(27)
NET LOSS	$ (96,322)	$ (53,909)	$ (33,283)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (6.81)	$ (8.49)	$ (7.20)
Weighted average ordinary shares outstanding—basic and diluted	14,152,843	6,347,818	4,621,495